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                                                                    EXHIBIT 10.7

                                                                       EXHIBIT H

                            IMARX THERAPEUTICS, INC.

                   SERIES E PREFERRED STOCK PURCHASE AGREEMENT

     This Series E Preferred Stock Purchase Agreement (this "Agreement") is entered into as of the date set forth below between ImaRx Therapeutics, Inc., a Delaware corporation (the "Company") and Abbott Laboratories, an Illinois corporation (the "Purchaser"). The parties hereby agree as follows:

                                   SECTION 1

                      AUTHORIZATION AND SALE OF SECURITIES

     1.1 AUTHORIZATION. The Company has, or before the Closing (as defined in Section 2.1) will have, duly authorized the sale and issuance pursuant to the terms and conditions hereof of shares of its Series E Preferred Stock (the "Shares") having the rights, restrictions, privileges and preferences set forth in the Certificate of Designation of Rights, Preferences and Privileges of Series E Preferred Stock to be filed with the Delaware Secretary of State in substantially the form attached hereto as Exhibit A (the "Designations").

     1.2 SALE OF SECURITIES. Subject to the terms and conditions hereof, at the Closing, the Company will issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company, One Million (1,000,000) Shares as partial consideration for the Company's purchase of certain assets from Purchaser pursuant to that certain Asset Purchase Agreement between the parties dated September 30, 2005 (the "Asset Purchase Agreement").

                                   SECTION 2

                                CLOSING; DELIVERY

     2.1 CLOSING. The closing of the purchase by the Purchaser and the sale by the Company of the Shares (the "Closing") shall be held at the offices of DLA Piper Rudnick Gray Cary US LLP, counsel to the Company, at 701 Fifth Avenue, Suite 7000, Seattle, WA 98104, on the date of closing of the transactions contemplated by the Asset Purchase Agreement (the "Closing Date").

     2.2 DELIVERY. At the Closing, the Company will issue to the Purchaser a certificate in the Purchaser's name representing the Shares purchased by the Purchaser.


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                                    SECTION 3

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company hereby represents and warrants to the Purchaser as follows:

     3.1 ORGANIZATION AND STANDING. The Company is a corporation duly organized and existing under the laws of the State of Delaware. The Company has the requisite corporate power to own and operate its properties and assets.

     3.2 CORPORATE POWER. The Company has all requisite corporate power to enter into this Agreement, to sell the Shares hereunder and to carry out and perform its other obligations under the terms of this Agreement.

     3.3 CAPITALIZATION. As of the date of this Agreement, the capitalization of the Company consists of the following:

          (a) Common Stock. A total of 20,000,000 authorized shares of Common Stock, of which 8,943,532 shares were issued and outstanding. All of the outstanding shares of Common Stock have been duly authorized, fully paid and are nonassessable.

          (b) Preferred Stock. A total of 15,000,000 authorized shares of Preferred Stock, consisting of 2,400,000 shares designated Series A Preferred Stock, 2,291,144 of which were issued and outstanding; 800,000 shares designated Series B Preferred Stock, 593,226 of which were issued and outstanding; 1,700,000 shares designated Series C Preferred Stock, 285,714 of which were issued and outstanding; 545,500 shares designated Series D Preferred Stock, 438,232 of which were issued and outstanding; and 1,000,000 shares designated Series E Preferred Stock, none of which are issued and outstanding. All of the outstanding shares of Preferred Stock have been duly authorized, fully paid and nonassessable and issued in compliance with all applicable federal and state securities laws.

          (c) Proposed Increase in Authorized Capital. The Company plans to seek stockholder approval of a substantial increase in the number of authorized shares of its Common Stock and Preferred Stock in order to ensure the availability of an adequate number of shares to cover: (i) the conversion of the Secured Convertible Promissory Notes in the aggregate principal amount of $4,000,000 and the exercise of the related Warrants issued pursuant to that certain Secured Note and Warrant Purchase Agreement dated September [29], 2005,
(ii) the reservation of an adequate number of shares of Common Stock for issuance upon conversion of the Shares, (iii) an increase the number of shares available for issuance pursuant to the Company's 2000 Stock Plan by 2,000,000 shares, to an aggregate of 5,000,000 shares, (iv) the possible exercise by the Company and the placement agent in the Company's current Common Stock offering of the right to exercise a 25% over-subscription option to offer an additional 625,000 shares in such offering, and (v) possible future strategic transactions and future equity financings. The exact number of authorized shares for which the Company will seek stockholder approval has not yet been determined.

     3.4 OTHER SECURITIES. The Company has reserved 3,000,000 shares of its Common Stock for issuance to service providers of the Company, of which 2,603,200 shares are subject to


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options that are currently outstanding. In addition, there are outstanding warrants to purchase 1,211,404 shares of Common Stock and 10,909 shares of Series A Preferred Stock. The Company has or will issue Secured Convertible Promissory Notes in the aggregate principal amount of $4,000,000 and warrants to purchase up to 100,000 shares of Common Stock in connection with a bridge financing to close immediately prior to the closing of the transactions pursuant to the Asset Purchase Agreement. There are currently 2,395,686 shares of Common Stock issuable upon conversion of outstanding shares of Series A Preferred Stock, 1,035,073 shares of Common Stock issuable upon conversion of outstanding shares of Series B Preferred Stock, 295,858 shares of Common Stock issuable upon conversion of outstanding shares of Series C Preferred Stock, and 602,570 shares of Common Stock issuable upon conversion of outstanding shares of Series D Preferred Stock. The Company is currently offering for sale up to an aggregate of 2,500,000 shares of Common Stock, and will issue a warrant to purchase up to 250,000 shares of Common Stock to the placement agent in such offering if the maximum amount is sold in the offering. An additional 625,000 shares of Common Stock might be issued in the Company's current Common Stock offering, and the placement agent may receive a warrant to purchase up to an additional 62,500 shares of Common Stock, if the Company and the placement agent exercise an over-subscription option. Except as set forth in this Section 3.4, the Company has no obligation (contingent or otherwise) to (i) issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness of the Company or (ii) purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof.

     3.5 AUTHORIZATION.

          (a) All corporate action on the part of the Company necessary for the authorization, execution, delivery and performance of this Agreement, and the authorization, sale, issuance and delivery of the Shares and the performance of the Company's obligations hereunder has been taken or will be taken prior to the Closing.

          (b) This Agreement, when executed and delivered by the Company, constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, subject to (i) laws of general application relating to specific performance, injunctive relief or other equitable remedies, and (ii) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally.

          (c) When issued, sold and delivered in accordance with the terms of this Agreement for the consideration provided for herein, the Shares will be duly authorized, validly issued, fully paid and non-assessable, and free of any liens or encumbrances other than restrictions on transfer under this Agreement and applicable state and federal securities laws. The shares of Common Stock issuable upon conversion of the Shares (the "Conversion Shares"), upon issuance in accordance with the terms of the Designations, will be duly authorized, validly issued, fully paid and non-assessable, and free of any liens or encumbrances other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.


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     3.6 DISCLOSURE. The Company has fully provided the Purchaser with all information which the Purchaser has requested for deciding whether to purchase the Shares and all information which the Company believes is reasonably necessary to enable the Purchaser to make such a decision. Neither this Agreement nor any other statement or certificate made or delivered in connection with the Agreement and the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary not to make the statements herein untrue or misleading.

     3.7 SECURITIES LAW EXEMPTION. Based in part on the accuracy of the representations and warranties of the Purchaser contained in Section 4 hereof, the offer, sale and issuance of the Shares is and will be exempt from the registration requirements of the Securities Act of 1933, as amended, and the registration, permit or qualification requirements of any applicable state securities laws. The Company has not taken any action that would preclude reliance upon such exemption, including any general solicitation. The Purchaser acknowledges that, in making the foregoing representation, the Company has relied upon the Purchaser's representations and warranties set forth in this Agreement to qualify for such exemptions from registration.

                                    SECTION 4

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

     The Purchaser hereby represents and warrants as follows:

     4.1 AUTHORIZATION.

          (a) All corporate actions on the part of the Purchaser necessary for the authorization, execution, delivery and performance of this Agreement, has been taken or will be taken prior to the Closing.

          (b) This Agreement, when executed and delivered by the Purchaser, constitutes a valid and binding obligation of the Purchaser enforceable in accordance with its terms, subject to (i) laws of general application relating to specific performance, injunctive relief or other equitable remedies, and (ii) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally.

     4.2 INVESTMENT. The Purchaser is acquiring the Shares and the Conversion Shares (collectively, the "Securities") for investment for the Purchaser's own account and not with the view to the public resale or distribution thereof within the meaning of the Securities Act, and the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the Securities. No other person has a direct or indirect beneficial interest, in whole or in part, in such Securities. The Purchaser understands that the Securities have not been registered under the Securities Act by reason of a specific exemption thereunder, which depends upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein.

     4.3 RESTRICTIONS ON TRANSFER. The Purchaser acknowledges that the Securities must be held indefinitely unless subsequently registered under the Securities Act or the Company receives an opinion of counsel satisfactory to the Company that such registration is not required.


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The Purchaser is aware of the provisions of Rule 144 promulgated under the
Securities Act which permit limited resale of stock purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the stock, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the stock to be sold, the sale being through a "broker's transaction" or a transaction directly with a "market maker" and the number of shares of the stock being sold during any three-month period not exceeding specified limitations. The Purchaser further acknowledges and understands that the Company may not be able to satisfy the current public information requirement of Rule 144 at the time the Purchaser wishes to sell the Securities and, if so, the Purchaser would be precluded from selling the Securities under Rule 144 even if the one year minimum holding period has been satisfied. There is no assurance that any exemption from registration under the Securities Act will be available or, if available, will allow such person to dispose of, or otherwise transfer, all or any portion of the Securities.

                                    SECTION 5

                CONDITIONS TO PURCHASER'S OBLIGATIONS AT CLOSING

     The obligations of the Purchaser under this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions:

     5.1 REPRESENTATIONS AND WARRANTIES TRUE. Each of the representations and warranties of the Company contained in Section 3 shall be true and correct in all material respects when made, and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date.

     5.2 PERFORMANCE OF OBLIGATIONS; CONSENTS AND WAIVERS. The Company shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement and the Asset Purchase Agreement that are required to be performed or complied with by it on or before the Closing Date and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

     5.3 DESIGNATIONS EFFECTIVE. The Designations shall have been duly adopted by the Company by all necessary corporate action of its Board of Directors, and shall have been duly filed with and accepted by the Secretary of State of the State of Delaware.

     5.4 SECURITIES EXEMPTIONS. The offer and sale of the Securities to the Purchaser pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act, and the registration and/or qualification requirements of all applicable state securities laws.

     5.5 CLOSING OF ASSET PURCHASE AGREEMENT. The parties will have consummated and closed the transactions contemplated by the Asset Purchase Agreement.


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                                    SECTION 6

                 CONDITIONS TO COMPANY'S OBLIGATIONS AT CLOSING

     The Company's obligation to sell and issue the Shares at the Closing is subject to the fulfillment of the following conditions, any of which may be waived by the Company:

     6.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties made by each Purchaser in Section 4 hereof shall have been true and correct when made and shall be true and correct on the Closing Date as if made on and as of such Closing Date.

     6.2 PERFORMANCE OF OBLIGATIONS; CONSENTS AND WAIVERS. The Purchaser shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement and the Asset Purchase Agreement that are required to be performed or complied with by it on or before the Closing Date and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described in the Asset Purchase Agreement.

     6.3 CONSENTS AND WAIVERS. The Company shall have obtained any and all consents and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement.

     6.4 DESIGNATIONS EFFECTIVE. The Designations shall have been duly adopted by the Company by all necessary corporate action of its Board of Directors and, and shall have been duly filed with and accepted by the Secretary of State of the State of Delaware.

     6.5 SECURITIES EXEMPTIONS. The offer and sale of the Shares to the Purchaser pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act, and the registration and/or qualification requirements of all applicable state securities laws.

     6.6 CLOSING OF ASSET PURCHASE AGREEMENT. The parties will have consummated and closed the transactions contemplated by the Asset Purchase Agreement.

                                    SECTION 7

                  RESTRICTIONS ON TRANSFERABILITY OF SECURITIES

     7.1 RESTRICTIONS ON TRANSFERABILITY. The Securities shall not be transferable except upon the conditions specified in this Section 7. The Purchaser will cause any proposed transferee of the Securities held by the Purchaser to agree to take and hold such Securities subject to the provisions and upon the conditions specified in this Section 7.

     7.2 RESTRICTIVE LEGENDS. Each certificate representing the Securities, and any other securities issued in respect of the Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event (except as otherwise permitted by the provisions of this Section 7), shall be stamped or otherwise imprinted with legends in substantially the following form:


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          (a) THIS SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT AS OTHERWISE SET FORTH HEREIN AND UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION, (B) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION OR (C) THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

          (b) Any other legends required by applicable state securities laws.

     The Company need not register a transfer of legended Securities and may also instruct its transfer agent not to register the transfer of the Securities, unless the conditions specified in each of the foregoing legends are satisfied.

     7.3 REMOVAL OF LEGEND AND TRANSFER RESTRICTIONS. Any legend endorsed on a certificate pursuant to subsection 7.2(a) and the stop transfer instructions with respect to such legended Securities shall be removed, and the Company shall issue a certificate without such legend to the holder of such Securities, if such Securities are registered under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available or if such holder satisfies the requirements of Rule 144(k).

                                    SECTION 8

                                  MISCELLANEOUS

     8.1 ENTIRE AGREEMENT; AMENDMENT. This Agreement and the exhibits to this Agreement and the agreements reference herein constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly superseded hereby. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the party against whom enforcement of any such amendment or waiver is sought. Any amendment or waiver effected in accordance with this Section 8.1 shall be binding upon the Company and the Purchaser and each future holder of the securities purchased hereunder.

     8.2 GOVERNING LAW. This Agreement shall be governed in all respects by the internal laws of the State of Delaware, without reference to principles of choice of law.

     8.3 SURVIVAL. Unless otherwise set forth in this Agreement, the representations, warranties covenants and agreements made herein shall survive the execution and delivery of this Agreement and the Closing for a period of one
(1) year following the Closing.


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     8.4 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     8.5 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given
(i) upon actual delivery to the party to be notified, (ii) 24 hours after confirmed facsimile transmission, or (iii) one business day after deposit with a recognized overnight courier, addressed (a) if to the Purchaser, at the Purchaser's address set forth on the signature page hereto, or at such other address as the Purchaser shall have furnished to the Company in writing upon 10 days' notice, (b) if to any other holder of any Securities, at such address as such holder shall have furnished the Company in writing upon 10 days' notice or, until any such holder so furnishes an address to the Company, to and at the address of the last holder of such Securities who has so furnished an address to the Company or (c) if to the Company, at the following address:

     ImaRx Therapeutics, Inc.
     1635 East 18th Street
     Tucson, AZ 85719
     Attention: Greg Cobb
     Fax: (___) __________

     With a copy to:

     John Steel
     DLA Piper Rudnick Gray Cary US LLP
     701 Fifth Avenue, Suite 7000
     Seattle, WA 98104
     Fax: (206) 839-4801

or at such other address as the Company shall have furnished to the Purchaser upon 10 days' notice.

     8.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

     8.7 TITLES AND SUBTITLES; REFERENCES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.


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     8.8 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

     8.9 EXPENSES. The Company and the Purchaser shall each bear their respective expenses and legal fees incurred in connection with the negotiation and consummation of this Agreement.

     8.10 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any Purchaser, upon any breach or default of the Company under this Agreement, shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind of character on a Purchaser's part of any breach or default under this Agreement, or any waiver on a Purchaser's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing and that all remedies, either under this Agreement, or by law or otherwise afforded to a Purchaser, shall be cumulative and not alternative.

     8.11 ATTORNEY FEES. Notwithstanding any other provision herein, if any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or the exhibits hereto, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

                  [REST OF THIS PAGE INTENTIONALLY LEFT BLANK]


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     IN WITNESS WHEREOF, the parties hereto have executed this Series E
Preferred Stock Purchase Agreement as of September __, 2005.

                                        ABBOTT LABORATORIES


                                        By: /s/ Sean Murphy
                                            ------------------------------------
                                        Printed Name: Sean E. Murphy
                                        Its: Vice President of Global Licensing/
                                             New Business Development


                                        IMARX THERAPEUTICS, INC.


                                        By: /s/ Evan Unger
                                            ------------------------------------
                                        Printed Name: Evan Unger
                                        Its: President and CEO